Household Consumer Loan Trust, Series 1997-1 Deposit Trust Calculations
Previous Due Period Ending			Dec 31, 2000
Current Due Period Ending			Jan 31, 2001
Prior Distribution Date			Jan 12, 2001
Distribution Date			Feb 14, 2001

Beginning Trust Principal Receivables			3,517,628,793.52
Average Principal Receivables			3,517,503,231.92
FC&A Collections (Includes Recoveries)			56,959,014.62
Principal Collections			82,556,568.22
Additional Balances			42,115,311.08
Net Principal Collections			40,441,257.14
Defaulted Amount			19,937,900.75
Miscellaneous Payments			0.00
Principal Recoveries			933,329.00

Beginning Participation Invested Amount			309,160,678.16
Beginning Participation Unpaid Principal Balance			309,160,678.16
Ending Participation Invested Amount			302,359,143.24
Ending Participation Unpaid Principal Balance			302,359,143.24

Accelerated Amortization Date			Feb 28, 2002
Is it the Accelerated Amortization Period? 0=No			0

OC Balance as % of Ending Participation Invested Amount (3 month average)			8.521%
Is it Early Amortization? (No, if 3 month OC Average >or=4.25%)			0

Investor Finance Charges and Administrative Collections
Numerator for Floating Allocation			309,160,678.16
Numerator for Fixed Allocation			316,115,212.84
Denominator - Max(Sum of Numerators, Principal Receivables)			3,517,503,231.92
Applicable Allocation Percentage			8.7892%
Investor FC&A Collections			5,006,246.31

Series Participation Interest Default Amount
Numerator for Floating Allocation			309,160,678.16
Denominator - Max(Sum of Numerators, Principal Receivables)			3,517,503,231.92
Floating Allocation Percentage			8.7892%
Series Participation Interest Default Amount			1,752,383.58

Principal Allocation Components
Numerator for Floating Allocation			309,160,678.16
Numerator for Fixed Allocation			316,115,212.84
Denominator - Max(Sum of Numerators, Principal Receivables)			3,517,503,231.92

Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through Rate, [Max(b,c)]			7.5000%
(b) Prime Rate minus 1.50%			7.5000%
(c) Rate Sufficient to Cover Interest, Yield and Accelerated Principal Pmt Amount			5.3622%
(d) Series Participation Interest Unpaid Principal Balance			309,160,678.16
(e) Actual days in the Interest Period			33
Series Participation Monthly Interest, [a*d*e]			2,125,479.66

Series Participation Interest Interest Shortfall			0.00
Previous Series Participation Interest Interest Shortfall			0.00

Additional Interest			0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections, [a+m+n]			6,801,534.92

(a) Investor Principal Collections, [Max(b,h) or e]			5,049,151.34
(b) prior to Accelerated Amort. Date or not Early Amort. Period, [c*d]			3,554,466.24
(c) Floating Allocation Percentage			8.7892%
(d) Net Principal Collections			40,441,257.14
(e) after Accelerated Amort Date or Early Amort Period, [f*g]			7,419,293.01
(f) Fixed Allocation Percentage			8.9869%
(g) Collections of Principal			82,556,568.22

(h) Minimum Principal Amount, [Min(i,l)]			5,049,151.34
(i) Floating Allocation Percentage of Principal Collections			7,256,068.56
(j) 2.2% of the Series Participation Interest Invested Amount			6,801,534.92
(k) Series Participation Interest Net Default Payment Amount			1,752,383.58
(l) the excess of (j) over (k)			5,049,151.34

(m) Series Participation Interest Net Default Payment Amount			1,752,383.58

(n) Optional Repurchase Amount (principal only) at Sec. 9			0.00

Application of Investor Finance Charges and Admin Collections
Investor Finance Charges and Admin. Collections [Sec. 4.11(a)]			5,006,246.31
Series Servicing Fee paid if HFC is not the Servicer [Sec. 4.11(a)(i)]			0.00
plus any unpaid Series Servicing Fee of other than HFC			0.00
Series Participation Interest Monthly Interest [Sec. 4.11(a)(ii)]			2,125,479.66
Series Participation Interest Interest Shortfall [Sec. 4.11(a)(ii)]			0.00
Additional Interest [Sec. 4.11(a)(ii)]			0.00
Series Participation Interest Default Amount [Sec. 4.11(a)(iii)]			1,752,383.58
Reimbursed Series Participation Interest Charge-Offs [Sec. 4.11(a)(iv)]			0.00
Servicing Fee Paid [Sec. 4.11(a)(v)]			515,267.80
Excess [Sec. 4.11(a)(vi)]			613,115.27

Series Participation Investor Charge Off [Sec. 4.12(a)]			0.00

Seller's Interest			1,277,025,196.74

Series 1997-1 Owner Trust Calculations
Due Period				January 2001
Payment Date				Feb 15, 2001

Optimum Monthly Principal [a+b+c]
(a) Available Investor Principal Collections				6,801,534.92
(b) Series Participation Interest Charge Offs				0.00
(c) Lesser of Excess Interest and Carryover Charge offs				0.00

Accelerated Principal Payment				64,408.47

Series Participation Interest Monthly Interest				2,125,479.66

Allocation of Optimum Monthly Principal and Series Part. Interest Monthly Interest

Interest and Yield
Pay Class A-1 Interest Distribution- Sec. 3.05(a)(i)(a)				804,492.84
Pay Class A-2 Interest Distribution- Sec. 3.05(a)(i)(b)				157,993.99
Pay Class A-3 Interest Distribution- Sec. 3.05(a)(i)(c)				208,741.43
Pay Class B Interest Distribution- Sec. 3.05(a)(i)(d)				159,884.38
Pay Certificates the Certificate Yield- Sec. 3.05(a)(i)(e)				124,121.57

Principal up to Optimum Monthly Principal Balance
Pay Class A-1 to Targeted Principal Balance- Sec. 3.05(a)(ii)(a)				3,470,940.82
Pay Class A-2 to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)				680,153.49
Pay Class A-3 to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)				884,199.54
Pay Class B to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)				646,145.82

Pay Certificate Yield if not paid pursuant to Sec. 3.05 (a)(i)(e)				0.00

Principal up to Optimal Monthly Principal
Pay Certificate to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(iii)				476,107.45
Pay OC Remaining Optimal Monthly Prin Amt subject to OC Min Bal- Sec. 3.05(a)(iv)				643,987.80

Principal up to Accelerated Principal Payment Amount
Pay Class A-1 to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(v)(a)				0.00
Pay Class A-2 to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(v)(b)				0.00
Pay Class A-3 to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(v)(c)				0.00
Pay Class B to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(v)(d)				0.00
Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)				64,408.47
Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)				0.00
Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)				0.00
Pay Class B to zero- Sec. 3.05(a)(v)(h)				0.00

Principal up to Optimal Monthly Principal
Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)				0.00
Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)				0.00
Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)				0.00
Pay Class B to zero- Sec. 3.05(a)(vi)(d)				0.00
Pay Certificates up to Certificate Minimum Balance or zero- Sec. 3.05(a)(vi)(e)				0.00
Pay HCLC Optimum Monthly Principal provided OC >0- Sec. 3.05(a)(vi)(f)				0.00

Remaining Amounts to Holder of Designated Certificate - Sec. 3.05(a)(vii)				605,836.98

Allocations of Distributions to Overcollateralization Amount

Available Distributions
Pay OC Remaining Optimal Monthly Prin Amt subject to OC Min Bal- Sec. 3.05(a)(iv)				643,987.80
Pay HCLC Optimum Monthly Principal provided OC >0- Sec. 3.05(a)(vi)				0.00

To Designated Certificate Holder up to total Accelerated Principal Payments				64,408.47
To Designated Certificate Holder up to Holdback Amount				579,579.33
To HCLC any remaining amounts				0.00

Principal paid to the Designated Certificate				4,761.07

Household Consumer Loan Trust, 1997-1
Series 1997-1 Owner Trust Calculations
Due Period Ending	Jan 31, 2001
Payment Date	Feb 15, 2001

Calculation of Interest Expense

Index (LIBOR)	5.882500%
Accrual end date, accrual beginning date and days in Interest Period	Feb 15, 2001	Jan 16, 2001	30
	Class A-1	Class A-2	Class A-3	Class B	Certificates	Overcoll Amount
Beginning Unpaid Principal Balance	160,697,695	30,916,068	40,190,888	29,370,264	21,641,247	26,344,515
Previously unpaid interest/yield	0.00	0.00	0.00	0.00	0.00
Spread to index	0.125%	0.250%	0.350%	0.650%	1.000%
Rate (capped at 12.5%, 14%, 14%, 14%, 15%)	6.007500%	6.132500%	6.232500%	6.532500%	6.882500%
Interest/Yield Payable on the Principal Balance	804,493	157,994	208,741	159,884	124,122
Interest on previously unpaid interest/yield	0	0	0	0	0
Interest/Yield Due	804,493	157,994	208,741	159,884	124,122
Interest/Yield Paid	804,493	157,994	208,741	159,884	124,122

Summary

Beginning Security Balance	160,697,695	30,916,068	40,190,888	29,370,264	21,641,247	26,344,515
Beginning Adjusted Balance	160,697,695	30,916,068	40,190,888	29,370,264	21,641,247
Principal Paid	3,535,349	680,153	884,200	646,146	476,107	643,988
Ending Security Balance	157,162,346	30,235,914	39,306,689	28,724,119	21,165,140	25,764,936
Ending Adjusted Balance	157,162,346	30,235,914	39,306,689	28,724,119	21,165,140
Ending Certificate Balance as % Participation Interest Invested Amount					0
Targeted Balance	157,226,754	30,235,914	39,306,689	28,724,119	21,165,140
Minimum Adjusted Balance		16,000,000	20,800,000	15,200,000	11,200,000	13,600,000
Certificate Minimum Balance					3,054,130
Ending OC Amount as Holdback Amount						17,455,304
Ending OC Amount as Accelerated Prin Pmts						8,309,632

Beginning Net Charge offs	0.00	0.00	0.00	0.00	0.00	0.00
Reversals	0.00	0.00	0.00	0.00	0.00	0.00
Charge offs	0.00	0.00	0.00	0.00	0.00	0.00
Ending Net Charge Offs	0.00	0.00	0.00	0.00	0.00	0.00

Interest/Yield Paid per $1000	$1.1026492	$3.2915415	$3.3452152	$3.5062364	$3.6940943
Principal Paid per $1000	$4.8455994	$14.1698644	$14.1698644	$14.1698645	$14.1698646